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                                                                    Exhibit 23.5

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report included in Amkor Technology Inc.'s Form 10-K for the year ended December 31, 2000, as amended, and to all references to our Firm included in this Registration Statement.


Siana Carr and O'Connor, LLP

Paoli, PA
June 15, 2001